Exhibit 99.1

FOR IMMEDIATE RELEASE

Owens-Brockway Glass Container Inc. Announces Pricing of Debt Tender Offer

PERRYSBURG, Ohio (May 23, 2023) – O-I Glass, Inc. (NYSE: OI) (the “Company” or “OI Glass”) announced today that Owens-Brockway Glass Container Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“OBGC,” “we,” “us” and “our”), priced its previously announced offer to purchase for cash any and all (the “Offer”) of OBGC’s outstanding $250 million aggregate principal amount of its 5.875% Senior Notes due 2023 (the “Dollar Notes”).

The Offer has been made upon the terms and subject to the conditions set forth in the offer to purchase, dated May 11, 2023 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

The table below sets forth the Total Consideration for the Dollar Notes, as described in the Offer to Purchase:

TABLE I: NOTES SUBJECT TO THE OFFER

Title of Notes	CUSIP Numbers/ISINs	Principal Amount Outstanding	UST Reference Security	Bloomberg Reference Page	Dollar Notes Reference Yield(1)	Fixed Spread (bps)	Total Consideration(2)
5.875% Senior Notes due 2023	CUSIPs: 69073TAR4 / U68337AK7 ISINs: US69073TAR41 / USU68337AK75	$250,000,000	0.125% UST due August 15, 2023	FIT3	5.401%	50	$999.73

(1)	The Dollar Notes Reference Yield is based on the bid-side price of the UST Reference Security as quoted on Bloomberg Reference Page FIT3 at 2:00 p.m., New York City time, today, as described in the Offer to Purchase.
(2)	Per $1,000 principal amount of Dollar Notes validly tendered at or prior to the Expiration Date or the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures and not validly withdrawn and accepted for purchase (and subject to the Dollar Authorized Denomination). Does not include the Accrued Coupon Payment (as defined below).

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Holders who (i) validly tender Dollar Notes at or prior to the Expiration Date (and do not validly withdraw such Dollar Notes at or prior to the Withdrawal Date) or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery (or comply with ATOP procedures applicable to guaranteed delivery) and all other required documents at or prior to the Expiration Date and validly tender their Dollar Notes at or prior to the Guaranteed Delivery Date pursuant to the Guaranteed Delivery Procedures, and, in each case, whose Dollar Notes are accepted for purchase by us, will receive the Total Consideration specified above for each $1,000 principal amount of Dollar Notes, which will be payable in cash.

In addition to the Total Consideration, Holders whose Dollar Notes are accepted for purchase by us will be paid the accrued and unpaid interest on such Dollar Notes from the last interest payment date (which was February 15, 2023) up to, but not including, the Settlement Date for the Offer, which is expected to be May 26, 2023 (the “Accrued Coupon Payment”). Interest will cease to accrue on the Settlement Date for all Dollar Notes accepted in the Offer, including those tendered through the Guaranteed Delivery Procedures.

The Offer will expire at 5:00 p.m. (New York City time) on May 23, 2023 (as the same may be extended with respect to the Offer, the “Expiration Date”). Tendered Dollar Notes may be withdrawn at any time prior to 5:00 p.m. (New York City time), on May 23, 2023 with respect to the Offer (as the same may be extended with respect to the Offer, the “Withdrawal Date”), but not thereafter, except as required by applicable law as described in the Offer to Purchase.

All documentation relating to the Offer, including the Offer to Purchase and the Notice of Guaranteed Delivery, together with any updates, are available from D.F. King, the Information Agent and the Tender Agent in connection with the Offer (the “Information Agent and Tender Agent”), as set forth below, and will also be available via the Offer Website: https://www.dfking.com/owens-brockway.

For further details on the procedures for tendering the Dollar Notes, please refer to the Offer to Purchase, including the procedures set out under the heading “Description of the Offers—Procedures for Tendering Notes” in the Offer to Purchase.

We have retained Wells Fargo Securities, LLC to act as the Dealer Manager in connection with the Offer (the “Dealer Manager”). Questions regarding terms and conditions of the Offer should be directed to the Dealer Manager at (704) 410-4759 (collect), (866) 309-6316 (toll free) or liabilitymanagement@wellsfargo.com.

Questions or requests for assistance in connection with the Offer or the delivery of Tender Instructions, or for additional copies of the Tender Offer Documents, may be directed to the Information Agent and Tender Agent at +1 (800) 714-3306 (toll free), +1 (212) 269-5550 (collect), or via e-mail at owens@dfking.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer. The Tender Offer Documents can be accessed at the Offer Website: https://www.dfking.com/owens-brockway.

We reserve the right, in our sole discretion, not to accept any Tender Instructions, not to purchase any Dollar Notes or to extend, re-open, withdraw or terminate the Offer and to amend or waive any of the terms and conditions of the Offer in any manner, subject to applicable laws and regulations.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer.

Unless stated otherwise, announcements in connection with the Offer will be made available on our website at www.o-i.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to DTC for communication to Direct Participants.

Copies of all such announcements, press releases and notices can also be obtained from the Information Agent and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to DTC and Holders are urged to contact the Information Agent and Tender Agent for the relevant announcements relating to the Offer. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: www.dfking.com/owens-brockway.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Offer. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Dollar Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offer.

None of OBGC, the Dealer Manager, the Trustee, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Dollar Notes in the Offer.

None of OBGC, the Dealer Manager, the Trustee, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning OBGC, the Dollar Notes, or the Offer contained in this announcement or in the Offer to Purchase. None of OBGC, the Dealer Manager, the Trustee, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offer, and accordingly none of OBGC, the Dealer Manager, the Trustee, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by the Company or OBGC to disclose information with regard to OBGC or the Dollar Notes which is material in the context of the Offer and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase the Dollar Notes or any other securities of OBGC or any of its subsidiaries or any notes or other securities of OI European Group B.V. The Offer is being made solely pursuant to the Offer to Purchase. The Offer is not being made to Holders of Dollar Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on behalf of OBGC by the Dealer Manager or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us or the Dollar Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Offer may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by us, the Dealer Manager, the Information Agent and Tender Agent to inform themselves about, and to observe, any such restrictions.

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, as applicable, constitutes an offer to sell or buy any securities, a solicitation for acceptance of the Offer or a notice of redemption under the indenture governing the Dollar Notes. The Offer is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer and the Dealer Manager or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Offer shall be deemed to be made by the Dealer Manager or such affiliate (as the case may be) on behalf of OBGC in such jurisdiction.

Each Holder participating in the Offer will give certain representations in respect of the jurisdictions referred to above and generally as set out herein. Any tender of Dollar Notes pursuant to the Offer from a Holder that is unable to make these representations will not be accepted. Each of OBGC, the Dealer Manager, the Tender Agent and Information Agent reserves the right, in its absolute discretion, to investigate, in relation to any tender of Dollar Notes pursuant to the Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result OBGC determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Forward-Looking Statements

This announcement may contain “forward-looking” statements as defined under U.S. securities laws. Forward-looking statements reflect OI Glass’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible OI Glass’s future financial performance may differ from expectations due to a variety of factors including, but not limited to, the following: (1) the general political, economic and competitive conditions in markets and countries where OI Glass has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather; (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflict between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays); (3)the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto; (4) competitive pressures, consumer preferences for alternative forms of packaging or consolidation among competitors and customers; (5) OI Glass’s ability to improve its glass melting technology, known as the modular advanced glass manufacturing asset (“MAGMA”) program, and implement it within the timeframe expected; (6) unanticipated operational disruptions, including higher capital spending; (7) the failure of OI Glass’s joint venture partners to meet their obligations or commit additional capital to the joint venture; (8) OI Glass’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving OI Glass’s operating efficiency and working capital management, and achieving cost savings; (9) OI Glass’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions; (10) OI Glass’s ability to generate sufficient future cash flows to ensure OI Glass’s goodwill is not impaired; (11) OI Glass’s ability to achieve its strategic plan; (12) unanticipated expenditures with respect to data privacy, environmental, safety and health laws; (13) the ability of OI Glass and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy; (14) changes in capital availability or cost, including interest rate fluctuations and the ability of OI Glass to refinance debt on favorable terms; (15) foreign currency fluctuations relative to the U.S. dollar; (16) changes in tax laws or U.S. trade policies; (17) risks related to recycling and recycled content laws and regulations; (18) risks related to climate-change and air emissions, including related laws or regulations and increased Environmental, Social and Governance (“ESG”) scrutiny and changing expectations from stakeholders; and (19) the other risk factors under “Risk factors” in OI Glass’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequently filed Quarterly Report on Form 10-Q or other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this announcement are based on certain assumptions and analyses made by OI Glass in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While OI Glass continually reviews trends and uncertainties affecting OI Glass’s results of operations and financial condition, we and OI Glass do not assume any obligation to update or supplement any particular forward-looking statements contained in this announcement.

About O-I Glass

At O-I Glass, Inc. (NYSE: OI), we love glass and we’re proud to be one of the leading producers of glass bottles and jars around the globe. Glass is not only beautiful, it’s also pure and completely recyclable, making it the most sustainable rigid packaging material. Headquartered in Perrysburg, Ohio (USA), O-I is the preferred partner for many of the world’s leading food and beverage brands. We innovate in line with customers’ needs to create iconic packaging that builds brands around the world. Led by our diverse team of more than 24,000 people across 69 plants in 19 countries, O-I achieved net sales of $6.9 billion in 2022.

Contacts

Chris Manuel

Vice President of Investor Relations

567-336-2600

Chris.Manuel@o-i.com